UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

INTEL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders’ Meeting to Be Held on May 18, 2017. Meeting Information INTEL CORPORATION Meeting Type: Annual Meeting For holders as of: March 20, 2017 Date: May 18, 2017 Time: 8:30 a.m., PT Location: Via the Internet at intel.onlineshareholdermeeting.com To attend the meeting, please visit intel.onlineshareholdermeeting.com and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). INTEL CORPORATION You are receiving this communication because you hold shares ATTN: INVESTOR RELATIONS in the company named above. 2200 MISSION COLLEGE BLVD. SANTA CLARA, CA 95054 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side). We encourage you to access and review all of the important Z69252 information contained in the proxy materials before voting. - See the reverse side of this notice to obtain P85683 proxy materials and voting instructions. E23301 -

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow Z69252 XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. - During The Meeting: Go to intel.onlineshareholdermeeting.com. Have the information that is printed in the box marked by the P85683 arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. - Vote By Phone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy E23302 card that will provide instructions to vote these shares by proxy via telephone. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items A. Proposals The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2-4. 1. Election of Directors Nominees: 2. Ratification of selection of Ernst & Young LLP as our 1a. Charlene Barshefsky independent registered public accounting firm for 2017 3. Advisory vote to approve executive compensation 1b. Aneel Bhusri 4. Approval of amendment and restatement of the 2006 1c. Andy D. Bryant Equity Incentive Plan The Board of Directors recommends you vote 1 YEAR on the following proposal: 1d. Reed E. Hundt 5. Advisory vote on the frequency of holding future advisory 1e. Omar Ishrak votes to approve executive compensation The Board of Directors recommends a vote AGAINST Proposals 6 and 7. 1f. Brian M. Krzanich 6. Stockholder proposal requesting an annual advisory 1g. Tsu-Jae King Liu stockholder vote on political contributions 7. Stockholder proposal requesting that votes counted on 1h. David S. Pottruck stockholder proposals exclude abstentions NOTE: Such other business as may properly come before the 1i. Gregory D. Smith meeting or any adjournment thereof. 1j. Frank D. Yeary Z69252 1k. David B. Yoffie P85683 -E23303 -

E23304-P85683-Z69252

May 18: Annual Stockholders’ Meeting

Get ready for proxy vote

  Investor Relations

  April 7, 2017

This week Intel published its 2016 Annual Report and 2017 Proxy	Story Highlights

Statement in preparation for the company’s Annual Stockholders’ Meeting.

Like last year, this year’s meeting will be completely virtual, hosted online at intel.onlineshareholdermeeting.com on May 18 at 8:30 a.m. Pacific.

Why 100% virtual?

By managing our Annual Stockholders’ Meeting virtually, we eliminate any overhead associated with a physical location and provide greater accessibility to stockholders worldwide. Not only does this foster stockholder participation on a global scale, it improves our ability to communicate more effectively with our stockholders during the meeting.

●     The 2017 Annual

  Stockholders’ Meeting will

  be held May 18 at 8:30 a.m.

●      This year’s meeting will

  again be completely virtual.

●     Voting information and the

  2017 Proxy Statement will

  come from Broadridge.

Related Links
Summary of proxy proposals	● Intel Investor Relations
All Intel stockholders, including Intel employees who own shares of stock,	More Information

have the right to vote on proposals outlined in the proxy before the stockholders’ meeting. The proxy asks stockholders to vote on the following proposals:

1.   Elect the 11 nominees to the Board of Directors

2.   Ratify the selection of Ernst & Young LLP as our

 independent registered public accounting firm for 2017

3.   Advisory vote to approve executive compensation

4.   Approval of amendment and restatement of the 2006

 Equity Incentive Plan

5.   Advisory vote on the frequency of holding future

 advisory votes to approve executive compensation

6.   Stockholder proposal requesting an annual advisory

 vote on political contributions

Companies hold formal annual meetings of stockholders to elect directors and to vote on other items on the agenda. A proxy statement describes the proposals presented to the stockholders for their vote, and includes information on how to vote.

Intel has approximately three million stockholders. Most stockholders vote on the proposals before the meeting. For each share of stock owned, stockholders get:

7.   Stockholder proposal requesting that votes counted on

 stockholder proposals exclude abstentions

The company’s board of directors is recommending a vote FOR all the nominees listed, FOR proposals 2, 3, and 4, 1 YEAR on proposal 5, and AGAINST proposals 6 and 7. Please refer to the proxy materials for more detailed explanation of these proposals.

Understanding the voting process

Starting today, you’ll receive voting information along with the 2017 Proxy Statement from Broadridge, Intel’s proxy mailing agent. The proxy statement, annual report, and voting information are delivered by email or U.S. mail, according to your instructions. This information outlines the voting deadlines and explains how to submit your votes. You may receive multiple sets of voting information if you hold Intel stock in multiple accounts, so votes should be submitted for each set of voting information received.

Questions?

For questions about submitting your vote or viewing the online versions of the Annual Report and Proxy Statement, email Electronic Delivery or contact Intel Investor Relations for assistance.

●     One vote for each of the

  directors being elected.

  There are 11 directors   nominated in 2017, so

  you’ll get 11 votes,

  one for each director   nominee; and

●     One vote on each of the

  other proposals on the

  agenda.

April 6, 2017

Vote now on Intel’s Annual Stockholders’ Meeting proposals

Critical voting deadlines: May 15 and May 17

You have received this message on behalf of Intel Corporation from Broadridge, Intel’s proxy mailing agent. Each email you receive contains a unique control number to vote, so if you receive more than one email, do not delete any.

2017 Annual Stockholders’ Meeting Notice

Intel’s 2017 Annual Stockholders’ Meeting will be held Thursday, May 18 at 8:30 a.m. (Pacific) completely virtual with online access at: intel.onlineshareholdermeeting.com.

The meeting agenda includes: the annual election of directors, ratification of the selection of the independent registered public accounting firm, advisory vote to approve executive compensation, approval of amendment and restatement of the 2006 Equity Incentive Plan, advisory vote on the frequency of holding future advisory votes to approve executive compensation, stockholder proposals on whether to allow voting on political contributions, and whether votes counted on stockholder proposals exclude abstentions.

This notice provides voting instructions and deadlines to vote the shares of Intel stock you may hold in your:

Voting Recommendations Intel’s Board of Directors recommends that you vote as follows:
	✓	FOR: Election of the director nominees
	✓	FOR: Ratification of the selection of the independent registered public accounting firm
	✓	FOR: Advisory vote to approve executive compensation
	✓	FOR: Approval of amendment and restatement of the 2006 Equity Incentive Plan
	✓	1 YEAR: Advisory vote on the frequency of holding future advisory votes to approve executive compensation
	X	AGAINST: Stockholder requesting an annual advisory stockholder vote on political contributions

●     Intel stock account at UBS

●     401(k) Savings Plan and Free Stock investments in the Intel

  Stock Fund through Fidelity Investments (U.S. only)

●     Direct Stock Purchase and Dividend Reinvestment Plan

  accounts

	X	AGAINST: Stockholder requesting that votes counted on stockholder proposals exclude abstentions
● Name with Computershare (i.e., stock certificates that you hold)	Please refer to the 2017 Proxy Statement for detailed information on each of the proposals and the Annual Stockholders’ Meeting.

Voting instructions

Visit Proxy Login to vote and follow the instructions. To vote, you will need your 16 Digit Control Number noted below:

        Control Number:                    0123456789012345

Critical voting deadlines

●

If you participate in the Intel Stock Fund through the 401(k) Savings Plan (U.S. only), you must submit your vote by 11:59 p.m. (Eastern) on May 15, 2017 to allow Fidelity Investments time to receive your voting instructions and vote on behalf of the plan. Fidelity Investments has designated Broadridge, Intel’s proxy mailing agent, to collect and tally the votes for the plan shares and vote on behalf of the plan. Broadridge will keep your vote confidential—only total results will be reported at the Annual Stockholders’ Meeting or to Intel.

●

The deadline to vote your shares in all other accounts is 11:59 p.m. (Eastern) on May 17, 2017. If you hold shares in your Intel stock account at UBS, UBS and its designee will keep your beneficial ownership information as well as your voting instructions confidential, and only total voting results will be reported at the Annual Stockholders’ Meeting.

For more information

●	Participate at the Annual Stockholders’ Meeting via the Internet and submit questions by following the instructions on the site. A Webcast of the meeting can also be replayed until December 31, 2017.

●	View Intel’s 2016 Annual Report.

Questions?

If you have any questions about submitting your vote or viewing the online versions of the Annual Report and Proxy Statement, e-mail Electronic Delivery or contact Intel Investor Relations at investor.relations@intel.com.

Intel Corporation

2017 Annual Stockholders’ Meeting

May 18, 2017 at 8:30 a.m. Pacific Time

Via the Internet at intel.onlineshareholdermeeting.com

Proxy Login Details:

Control Number: 0123456789012345

We are pleased to deliver your proxy statement and annual report via email and provide you with the opportunity to vote online. The proxy statement and annual report are now available, and you can now vote your shares for the 2017 Annual Stockholders’ Meeting.

To view Intel’s annual meeting materials, access the following links: proxy statement and annual report.

To cast your vote, submit questions for the meeting in advance, or change your delivery preference, please visit www.proxyvote.com and follow the on-screen instructions. You will be prompted to enter your 16 Digit Control Number provided above in this email to access this voting site. Note that votes submitted through this site must be received by 11:59 p.m. Eastern Time on May 17, 2017.

To attend the meeting, which will be held exclusively via the Internet, please visit intel.onlineshareholdermeeting.com and be sure to have your 16 digit Control Number to enter the meeting.

Thank you for viewing the 2017 Intel Corporation annual meeting materials and for submitting your very important vote.